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                                                                Exhibit 10(o)(8)


                            SEVENTH AMENDMENT TO THE
                        BANKNORTH GROUP, INC. 401(k) PLAN

         The Banknorth Group, Inc. 401(k) Plan (known before May 10, 2000, as the Peoples Heritage Financial Group, Inc. Thrift Incentive Plan) (the "Plan") was last amended and restated effective generally January 1, 1996, and subsequently amended by First, Second, Third, Fourth, Fifth and Sixth Amendments effective as of the dates set forth in the respective amendments, and shall be further amended as set forth herein.

         1. The terms used in this Seventh Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

         2. Effective May 10, 2000, the Plan shall be formally known as the Banknorth Group, Inc. 401(k) Plan.

         3. Section 1.49 shall be amended by adding the following new subsections (i) and (j) at the end thereof:

                  "(i) Effective December 31, 1999, all Years of Service credited to an Employee under the SIS Bank Employees' Savings Incentive Plan as of the date on which SIS Bancorp and its subsidiaries were acquired by the Company shall be recognized for participation and vesting purposes under this Plan.

                  "(j) Effective October 1, 2000, all Years of Service credited to an Employee under the Banknorth Group, Inc. Employee Savings Plan as of the date on which Banknorth Group, Inc. and its subsidiaries were acquired by the Company shall be recognized for participation and vesting purposes under this Plan."

         3. Section 8.5(a) shall be amended by adding two new sentences at the end thereof, which shall read in their entirety as follows:

                  "Notwithstanding the preceding sentence or any other provision of the Plan to the contrary, effective with respect to any Participant as of January 1, 2001, the Annuity form of distribution shall be eliminated pursuant to subsection (e) of Q&A-2 of Treasury Regulation ss. 1.411(d)-4; provided this provision shall not apply to any distribution that is made or commences before the earlier of: (i) the ninetieth (90th) day after the date such Participant has been furnished a summary of material modifications (or summary plan description) that reflects this provision, or (ii) January 1, 2002; and provided further that this provision shall not apply to any Predecessor Plan Participant whose Aggregate Account is subject to survivor annuity requirements under Section 14.6. In the case of such a Predecessor Plan Participant (who is a Participant as of January 1, 2001), the normal form of distribution on and after January 1, 2000, shall continue to be determined in accordance with the applicable Predecessor Plan and the survivor annuity requirements of Sections 401(a)(11) and 417 of the Code, but all optional forms of distribution shall be eliminated and shall be replaced by a single-sum form of distribution that is otherwise identical to the optional forms of benefit that have been eliminated, pursuant to subsection (e) of Q&A-2 of Treasury Regulation ss. 1.411(d)-4; provided this provision

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         shall not apply to any distribution that is made or commences before the earlier of: (i) the ninetieth (90th) day after the date such Participant has been furnished a summary of material modifications (or summary plan description) that reflects this provision, or (ii) January 1, 2002."

         3. Section 8.6(a) shall be amended by adding two new sentences at the end thereof, which shall read in its entirety as follows:

                  "Notwithstanding the preceding sentence or any other provision of the Plan to the contrary, effective with respect to any Participant whose date of death is on or after January 1, 2001, the Annuity form of distribution shall be eliminated pursuant to subsection (e) of Q&A-2 of Treasury Regulation ss. 1.411(d)-4; provided this provision shall not apply to any distribution that is made or commences before the earlier of: (i) the ninetieth (90th) day after the date such Participant has been furnished a summary of material modifications (or summary plan description) that reflects this provision, or (ii) January 1, 2002; and provided further that this provision shall not apply to with respect to any Predecessor Plan Participant whose Aggregate Account is subject to survivor annuity requirements under Section 14.6. In the case of such a Predecessor Plan Participant (whose date of death is on or after January 1, 2001), the normal form of death benefit on and after January 1, 2000, shall continue to be determined in accordance with the applicable Predecessor Plan and the survivor annuity requirements of Sections 401(a)(11) and 417 of the Code, but all optional forms of death benefit (if any) shall be eliminated, and any optional form of death benefit that has been eliminated shall be replaced by a single-sum form of distribution that is otherwise identical to such optional form, pursuant to subsection (e) of Q&A-2 of Treasury Regulation ss. 1.411(d)-4; provided this provision shall not apply to any distribution that is made or commences before the earlier of: (i) the ninetieth (90th) day after the date such Participant has been furnished a summary of material modifications (or summary plan description) that reflects this provision, or (ii) January 1, 2002."

         4. Section 8.10 shall be amended by adding a new subsection (f) at the end thereof, which shall read in its entirety as follows:

                  "(f) A direct rollover shall be made in cash; provided, however, with respect to a Participant who ceases to be employed by the Company (and is no longer employed by the Company or an Affiliate) as a result of the sale of certain branches of Peoples Heritage Bank to Katahdin Trust Company on November 17, 2000, and who elects a direct rollover of his or her Vested Interest to the Katahdin Trust Company 401(k) Plan ("Katahdin Plan"), and at the time of such distribution there remain any outstanding loans with respect to his or her Aggregate Account that are not in default, then, notwithstanding Section 6.3(g) to the contrary, such unpaid loans shall not be treated as due and payable immediately as of the date such distribution is made and instead shall be transferred to the Katahdin Plan. The promissory note(s) evidencing such loan(s) shall be assigned to the Katahdin Plan, and the Participant's obligation to this Plan shall be deemed to be paid in full as of the date distribution is made. Such a Participant shall be treated as receiving a distribution of his or her entire Aggregate Account."


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         5. Article XIV shall be amended by adding a new Section 14.7 at the end thereof, which shall read in its entirety as follows:

                  "14.7 PREDECESSOR PLAN ESOP ACCOUNTS. Each Predecessor Plan Account or portion thereof that is an ESOP account under the Banknorth Group, Inc. Employee Savings Plan (the "KSOP") immediately prior to the Plan Affiliation Date of the KSOP, including a matching contribution account under the KSOP that is attributable to any period beginning on or after January 1, 1999, shall, notwithstanding any other provision of this Plan to the contrary, be subject to all applicable provisions of
         Article XVII of the KSOP and shall be administered in accordance with such Article XVII as in effect on the date immediately preceding the Plan Affiliation Date."

         6. The table of Predecessor Plans included in Appendix A shall be amended to read in its entirety as follows:

         SCHEDULE                               PREDECESSOR PLAN                      PLAN AFFILIATION DATE
         --------                               ----------------                      ---------------------
         1                   Mid Maine Savings Bank, FSB 401(k) Savings Plan          January 1, 1996
         2                   Bank of New Hampshire Corporation Tax Deferred Savings   July 1, 1996
                             & Investment Plan
         3                   SBERA 401(k) Plan As Adopted By Family Mutual Savings    April 1, 1997
                             Bank
         4                   Atlantic Bank 401(k) Profit Sharing Plan                 December 1, 1997
         5                   Concord Savings Bank 401(k) Plan                         November 1, 1998
         6                   CFX Corporation 401(k) Plan                              December 15, 1998
         7                   SIS Bank Employees' Savings Incentive Plan               December 31, 1999
         8                   Banknorth Group, Inc. Employee Savings Plan              October 1, 2000


         7. The following Schedule 8 shall be added at the end of Appendix A:

                                 "SCHEDULE NO. 8
           RELATING TO THE BANKNORTH GROUP, INC. EMPLOYEE SAVINGS PLAN

                  "The Banknorth Group, Inc. Employee Savings Plan (the "KSOP") shall be merged into the Plan effective October 1, 2000. The provisions of the KSOP remaining in effect under this Plan with respect to the Predecessor Plan Account of a participant in the KSOP on September 30, 2000, shall be as set forth in the KSOP as in effect on such date, which is incorporated by reference herein."


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         IN WITNESS WHEREOF, to record the adoption of this Seventh Amendment,
Banknorth Group, Inc. has caused this instrument to be executed by its duly authorized officer this 29th day of December, 2000.

                                          BANKNORTH GROUP, INC.



                                          By /s/ Susan G. Shorey
                                            ------------------------------------
                                            Its Senior Vice President


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